EXHIBIT 99.1

Message from Renovaro Bioscience, Inc.’s CEO, The Hon. Mark Dybul, MD

Accelerating Healthcare With Award-Winning AI: Big Steps Forward In 2023 And The Early Days Of 2024

LOS ANGELES, January 16, 2024 (GLOBE NEWSWIRE) –Renovaro Biosciences Inc. (Nasdaq: RENB)

Dear Shareholders,

Happy New Year.

I write to update you on our key developments towards precision medicine for healthy longevity - starting with cancer - powered by mutually reinforcing AI and biotechnology platforms for early diagnosis, better-targeted treatments, and drug discovery towards our vision of a world with effective cancer treatments free from toxic chemotherapy.

As we move from an exciting 2023, highlighted by:

- Signing a definitive agreement to combine with the European-based, cutting-edge AI company GEDi Cube;

-GEDi Cube signed a partnership with NVIDIA to expand its multi-omic capabilities to multi-modal and has progressed toward commercialization of liquid biopsy test kits in 2024;

- Consistently achieving in pre-clinical studies what Dr. Anahid Jewett, an oncological immunology scientist at UCLA, recently named among the top 3% of researchers in the world by Stanford University, calls “The holy grail of cancer research.”

2024 is off to a promising start:

- The Company filed its definitive proxy statement for its shareholder meeting scheduled for January 25, 2024, in order to vote on matters related to the combination with GEDi Cube.

GEDi Cube has Promising AI advancements toward commercialization in 2024

In addition, since the last CEO letter, we have been advised by GEDi Cube that its team has substantially accelerated its multi-omic health technology while aggressively pursuing key partnerships to contribute to the commercialization of potential products and lay a solid foundation for a client base for rapid uptake when products become available.

In that regard, GEDi Cube became a formal Inception Partner of NVIDIA. This partnership gives GEDi access to their resources for infrastructure and scaling, and specific advice and guidance from their Inception Team to progress towards moving from a multi-omic to a multi-modal approach by incorporating imaging technology.

GEDi Cube also informed us that it aims to utilize its proprietary AI platform in the development of commercial products to support clinical, research, and pharmaceutical organizations that are trying to improve patient care through precision diagnosis, prediction of success of therapy, new drug discovery, treatment protocols, or clinical trials. Specifically, GEDi Cube specializes in developing products and services aimed at (i) early cancer characterization, (ii) personalized treatment selection, (iii) prediction and tracking response to therapies, (iv) recurrence detection and efficacy monitoring, and (v) ultimately, drug discovery.

GEDI Cube has progressed its efforts with a three-phase workflow for its AI platform for biomarker discovery.

●	Phase I of the workflow behind GEDi Cube’s AI platform primarily centers on the pivotal process of biomarker discovery. This intricate procedure unfolds through the application of data mining algorithms and statistical methodologies integrated into the AI platform. The paramount objective of Phase I is to reduce the plethora of genomic features displaying variations across samples, which is accomplished by systematically eliminating extraneous or inconsequential features while preserving those features that exhibit the greatest potential for accurately detecting cancer.

●	Phase II of the workflow builds upon the foundation of selected biomarkers by focusing on understanding the dynamic interplay among these chosen biomarkers, culminating in the creation of composite panels. The goal of Phase II is to pinpoint biomarker combinations that not only demonstrate robustness in detecting cancer but also maintain their efficacy across diverse contexts. GEDi Cube believes that its AI algorithms are adept at uncovering multiple combinations across a spectrum of panels, which is supported by GEDi Cube’s AI-guided panel mining, a proprietary combinatorial optimization technique used by GEDi Cube’s AI technology. This approach, coupled with the capacity to explore numerous panels, significantly enhances the likelihood of discovering panels that align with specific metric criteria, such as sensitivity, specificity, precision, and recall, and allows for tailoring criteria to align with the client’s unique needs, such as the number of biomarkers included per panel or the inclusion of biomarkers associated with the expression of specific genes. The performance of the top-tier panels is further fine-tuned through the application of machine learning models. Subsequently, the efficacy of these biomarker panels in detecting cancer is validated through independent data sets.

●	Phase III of the workflow involves GEDi Cube’s collaboration with its clinical partners to validate the performance of the biomarker panels. Through this collaboration, GEDi Cube is able to confirm the utility and accuracy of its biomarker panels in real-world clinical contexts.

While we await your decision on the business combination, the GEDi Cube and Renovaro Biosciences teams have been actively planning for a potential multiplier effect through the combined companies. We have jointly engaged to design clinical studies that will collect blood and biopsy samples from leading cancer centers in the USA and Holland to help accelerate the potential commercialization of AI-powered products.

Advancing a Cancer Vaccine Toward Studies in Humans

Renovaro Biosciences has expanded the pre-clinical validation of the effectiveness of the cancer vaccine RENB-DC11. Dr. Jewett dubbed the results “the holy grail of cancer research” based on the highly reproducible results obtained in 4 experiments of pancreatic cancer in humanized mice conducted by UCLA, including:

-Rapid and significant tumor regression: an 80-90% decrease in tumor size;

-Effective tumor infiltration: significant infiltration of the tumor sack by effector immune cells, indicating ongoing killing of cancer cells;

- Immune Cell activation predicted by the anticipated mechanism of action: significant increases in the blood of effector immune cells and key markers of cancer-killing immune activation, and;

- Aggressive cancer progression inhibition: no metastases.

Recently, a leading contract research organization conducted an additional animal study that was designed to examine the effects of RENB-DC11 in a more advanced stage of pancreatic cancer. In the treated group, there were no metastases, and there was a significant reduction in tumor size – down to an undetectable level. Compared with previous studies, half the dose and a non-matched pancreas tumor line lysate, rather than matching it to the specific cancer tissue biopsy, were used.

In addition, Dr. Jewett conducted a preliminary study in liver cancer with promising results, showing a reduction in cancer progression, including metastases, and apparently improved survival in mice treated with the vaccine compared to the untreated group of animals.

While both studies are small and will be repeated, the results are encouraging and consistent with the strong response observed in all previous studies.

In addition, we have made substantial progress toward manufacturing clinical-grade material under Good Manufacturing Processes (GMP), enabling both safety and toxicity studies required for the filing of an Investigational New Drug (IND) application to initiate clinical trials.

Finally, we have finalized the design of the clinical protocol and have identified the principal investigator from the Department of Oncology at UCLA to conduct the first-in-human studies, which is projected to be at the end of 2024. Because our Senior Vice President for Clinical Operations has 32 years of experience at Pfizer, including creating and leading teams that managed human trials of cancer cell and gene therapies, we will retain complete control of the study with sub-contractors who have already been identified rather than outsourcing to a Clinical Research Organization. This should help ensure the combined Phase 1 and 2 trial’s quality and speed and reduce the estimated cost by 50%.

Link to the deep-dive slide deck on the cancer platform: https://renovarobio.com/events-and-presentations/default.aspx

Structured for Success

The structure envisioned for the combined Company, and as outlined in the Proxy, is a Topco, for which I would serve as CEO, and two subsidiaries – Renovaro Bioscience and GEDi Cube, with the intention to change the name to Renovaro AI or another appropriate name. This approach is intended to allow each subsidiary to advance its cutting-edge technologies without introducing cultural and management challenges inherent in business combinations. However, as indicated, we have already begun planning for a multiplier effect at the intersection of the health tech and biotech platforms. This could lead to potentially numerous “AI clones” and new therapies that could create the foundation for evergreen business opportunities.

We firmly believe the winning combination of cutting-edge Health Tech and Biotech offers an opportunity for an end-to-end approach to cancer – from early diagnosis and detection of recurrence to prediction of treatment effectiveness to the discovery of new therapies while advancing our existing therapeutic vaccine towards our vision for living a long, healthy life free from toxic chemotherapy.

Thank you for your support and for investing in the Company. As we turn the page to a new year, we look forward to the opportunity to combine with GEDi Cube’s team of experts and award-winning AI.

Let’s help define the future of medicine – together.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events, or developments that Renovaro or GEDi Cube expects, believes, or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof, and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities, and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro’s capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube’s operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro’s or GEDi Cube’s control, including those detailed in Renovaro’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro’s website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Important Additional Information Regarding the Merger Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro has filed relevant materials with the SEC, including a proxy statement (the “Proxy Statement”). Promptly after filing the Proxy Statement with the SEC, Renovaro mailed the Proxy Statement and a proxy card to each Renovaro stockholder entitled to vote at the Special Meeting. This communication is not a substitute for the Proxy Statement or for any other document that Renovaro may file with the SEC or send to Renovaro’s stockholders in connection with the proposed Transaction. INVESTORS AND SECURITYHOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

The Proxy Statement was mailed on or about January 4, 2024, to Renovaro’s stockholders of record as of the close of business on December 29, 2023. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by Renovaro with the SEC at www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the Proxy Statement, are available free of charge from Renovaro’s website at www.renovarobio.com under the “Financials” tab.

Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro’s directors and executive officers is set forth in Renovaro’s annual report on Form 10-K/A filed with the SEC on October 30, 2023, and the Proxy Statement. Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, is set forth in the Proxy Statement and other relevant materials to be filed with the SEC. Stockholders of Renovaro, potential investors, and other readers should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

ABOUT THE COMPANY

Renovaro has developed advanced cell, gene, and immunotherapy platforms designed to renew the body’s natural tumor-fighting capabilities against cancer and infectious diseases. For more information on Renovaro, go to their website at www.renovarobio.com.

Contact: ir@renovarobio.com

Source: Renovaro Biosciences Inc.